EXHIBIT 99.1

LIMELIGHT NETWORKS® REPORTS THIRD QUARTER 2010 RESULTS

TEMPE, AZ. – 5 November 2010 – Limelight Networks, Inc. (Nasdaq: LLNW) today reported third quarter 2010 financial results. Highlights included:

•	Record revenue of $49.8 million

•	Continued expansion of value-added services, now 34% of revenue:

•	Mobile revenue growth exceeded 35% sequentially

•	Enterprise storage revenue growth exceeded 30% sequentially

•	Professional services growth exceeded 50% sequentially

•	Expansion of the company’s portfolio of web acceleration solutions for the enterprise

•	Achievement of break-even non-GAAP net income

“We are pleased with our financial performance as we enter the second phase of Limelight’s growth. Consumers are pulling massive amounts of content onto a rapidly expanding universe of Internet-connected devices, creating growing waves of traffic on our platform. This rapid growth creates complexity for publishers and businesses, and Limelight is experiencing strong reception for our complementary, value-added services that help these customers meet the challenges of this new environment. These services, such as mobile video delivery, web site acceleration, cloud storage, rich media advertising and video platform solutions, are helping us deepen the strategic conversations we are having with our customers, as we are now helping them grow the revenue side of their businesses,” said Jeff Lunsford, chairman and chief executive officer.

Financial Highlights

For the third quarter of 2010, the company reported revenue of $49.8 million, up 53 percent from the third quarter 2009 and up 18 percent sequentially. The company also reported adjusted EBITDA of $7.1 million and non-GAAP net income, before share-based compensation, litigation expenses, amortization of intangible assets, and acquisition-related expenses, of $0.3 million or break even per share on a fully diluted basis. GAAP net loss was $6 million, or 6 cents per basic share.

Capital investments were $11.7 million. The Company ended the quarter with no bank debt and approximately $71 million in cash and short-term marketable securities. A reconciliation of GAAP to non-GAAP net income is included in the below tables.

Fourth Quarter 2010 Outlook

Limelight Networks anticipates fourth quarter revenue to be in the range of $51.5 million to $53.5 million.

Financial Tables

LIMELIGHT NETWORKS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except per share data)

	September 30, 2010	December 31, 2009
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$52,229	$89,509
Marketable securities	18,421	64,870
Accounts receivable, net of reserves of $7,491 and $9,226 at September 30, 2010 and December 31, 2009	39,085	26,363
Income taxes receivable	862	617
Prepaid expenses and other current assets	8,891	9,654

Total current assets	119,488	191,013
Property and equipment, net	51,785	35,524
Marketable securities, less current portion	2,024	12
Goodwill	97,975	619
Other intangible assets, net	19,912	370
Other assets	7,520	8,132

Total assets	$298,704	$235,670

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$10,909	$5,144
Deferred revenue, current portion	10,049	12,199
Capital lease obligation, current portion	970	—
Other current liabilities	19,464	14,140

Total current liabilities	41,392	31,483
Deferred revenue, less current portion	—	1,377
Capital lease obligation, less current portion	1,706	—
Deferred income tax, less current portion	602	10
Other long term liabilities	21	—

Total liabilities	43,721	32,870
Commitments and contingencies	—	—
Stockholders’ equity:
Convertible preferred stock, $0.001 par value; 7,500 shares authorized; 0 shares issued and outstanding	—	—
Common stock, $0.001 par value; 150,000 shares authorized; 98,995 and 85,011 shares issued and outstanding at September 30, 2010 and December 31, 2009, respectively	99	85
Additional paid-in capital	374,053	308,537
Accumulated other comprehensive (loss) income	750	93
Accumulated deficit	(119,919)	(105,915)

Total stockholders’ equity	254,983	202,800

Total liabilities and stockholders’ equity	$298,704	$235,670

LIMELIGHT NETWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended				Nine Months Ended
	September 30, 2010	June 30, 2010	September 30, 2009	June 30, 2009	September 30, 2010	September 30, 2009
Revenues	$49,803	$42,195	$32,530	$32,333	$128,084	$98,038
Costs and operating expenses
Cost of revenues * †	27,946	23,825	20,907	21,078	72,753	63,456
General and administrative * †	10,393	11,212	7,032	6,937	30,499	26,413
Sales and marketing *	12,724	11,319	8,060	7,716	33,429	23,915
Research & development *	4,491	3,478	2,024	1,944	10,614	5,878
Provision for litigation	—	—	—	—	—	(65,645)

Total costs and operating expenses	55,554	49,834	38,023	37,675	147,295	54,017

Operating (loss) income	(5,751)	(7,639)	(5,493)	(5,342)	(19,211)	44,021

Interest expense	(6)	(7)	(11)	(11)	(13)	(33)
Interest income	210	255	330	337	767	1,050
Other income (expense)	(120)	28	15	(111)	(117)	131

(Loss) income before taxes	(5,667)	(7,363)	(5,159)	(5,127)	(18,574)	45,169
Income tax (benefit) expense	287	(5,098)	61	171	(4,570)	552

Net (loss) income	$(5,954)	$(2,265)	$(5,220)	$(5,298)	$(14,004)	$44,617

Net (loss) income per share:
Basic	$(0.06)	$(0.02)	$(0.06)	$(0.06)	$(0.15)	$0.53
Diluted	$(0.06)	$(0.02)	$(0.06)	$(0.06)	$(0.15)	$0.51

Shares used in per share calculations:
Basic	98,634	93,889	84,489	84,033	92,547	84,012
Diluted	98,634	93,889	84,489	84,033	92,547	87,708

*	Includes share-based compensation (see supplemental table for figures)
†	Includes depreciation and amortization (see supplemental table for figures)

LIMELIGHT NETWORKS, INC.

SUPPLEMENTAL FINANCIAL DATA

(In thousands)

(Unaudited)

	Three Months Ended				Nine Months Ended
	September 30, 2010	June 30, 2010	September 30, 2009	June 30, 2009	September 30, 2010	September 30, 2009
Supplemental financial data (in thousands):
Share-based compensation:
Cost of revenues	$645	$583	$638	$582	$1,827	$1,772
General and administrative	1,779	1,577	1,805	1,820	5,190	5,755
Sales and marketing	1,311	1,272	1,293	1,253	3,789	3,734
Research and development	819	728	633	626	2,252	1,876

Total share-based compensation	$4,554	$4,160	$4,369	$4,281	$13,058	$13,137

Depreciation and amortization:
Network-related depreciation	$5,878	$5,324	$6,018	$6,133	$15,980	$18,699
Other depreciation and amortization	680	688	568	532	1,963	1,640
Amortization of intangible assets	1,354	915	59	—	2,441	59

Total depreciation and amortization	$7,912	$6,927	$6,645	$6,665	$20,384	$20,398

Net (decrease) increase in cash, cash equivalents and marketable securities	$(11,166)	$(65,020)	$(11,497)	$2,331	$(81,717)	$(21,826)

End of period statistics:
Approximate number of active customers	1,780	1,655	1,370	1,370	1,780	1,370
Number of employees	660	609	321	301	660	321

LIMELIGHT NETWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended				Nine Months Ended
	September 30, 2010	June 30, 2010	September 30, 2009	June 30, 2009	September 30, 2010	September 30, 2009
Cash flows from operating activities:
Net (loss) income	$(5,954)	$(2,265)	$(5,220)	$(5,298)	$(14,004)	$44,617
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	7,912	6,927	6,645	6,665	20,384	20,398
Share-based compensation	4,554	4,160	4,369	4,281	13,058	13,137
Deferred income taxes	(71)	(119)	—	—	(190)	—
Income tax benefit related to business acquisition	—	(5,768)	—	—	(5,768)	—
Provision for litigation	—	—	—	—	—	(65,645)
(Gain) loss on foreign currency transactions	159	(213)	7	205	(5)	181
Loss on sale of property and equipment	58	5	—	—	152	—
Accounts receivable charges	585	588	329	622	2,342	4,239
Accretion of marketable securities	(50)	300	(298)	(157)	274	(455)
Changes in operating assets and liabilities:
Accounts receivable	(5,089)	(112)	(1,648)	7,281	(5,506)	1,793
Prepaid expenses and other current assets	539	(86)	(1,475)	721	1,138	(1,347)
Income taxes receivable	(69)	280	(159)	140	158	(176)
Other assets	62	1,111	(4,152)	149	1,006	(8,314)
Accounts payable	(74)	(1,223)	244	(4,219)	(1,033)	(5,198)
Deferred revenue	(1,913)	728	(291)	(972)	(4,290)	(2,085)
Other current liabilities	755	1,192	358	(1,918)	(134)	(6,704)
Other long term liabilities	41	(19)	—	—	21	—

Net cash provided by (used in) operating activities	1,445	5,486	(1,291)	7,500	7,603	(5,559)

Cash flows from investing activities:
Purchases of property and equipment	(11,675)	(9,480)	(10,586)	(5,308)	(25,405)	(16,648)
Purchase of marketable securities	(8,715)	(2,000)	(32,905)	(12,830)	(27,470)	(45,735)
Sale of marketable securities	12,405	33,180	2,000	9,100	73,585	32,400
Acquisition of businesses, net of cash acquired	(2,622)	(61,903)	—	22	(66,529)	22

Net cash (used in) provided by investing activities	(10,607)	(40,203)	(41,491)	(9,016)	(45,819)	(29,961)

Cash flows from financing activities:
Proceeds from exercise of stock options	335	100	72	92	462	240

Net cash provided by (used in) financing activities	335	100	72	92	462	240

Effect of exchange rate changes on cash	285	92	(5)	(205)	474	(453)

Net (decrease) increase in cash and cash equivalents	(8,542)	(34,525)	(42,715)	(1,629)	(37,280)	(35,733)
Cash and cash equivalents, beginning of period	60,771	95,296	145,162	146,791	89,509	138,180

Cash and cash equivalents, end of period	$52,229	$60,771	$102,447	$145,162	$52,229	$102,447

Use of Non-GAAP Financial Measures

To evaluate our business, we consider and use Non-GAAP net income (loss) and Adjusted EBITDA as a supplemental measure of operating performance. These measures include the same adjustments that management takes into account when it reviews and assesses operating performance on a period-to-period basis. We consider Non-GAAP net income (loss) to be an important indicator of overall business performance because it allows us to illustrate the impact of the effects of share-based compensation, litigation expenses, provision for litigation, amortization of intangibles and acquisition related expenses. We define EBITDA as GAAP net income (loss) before interest income, interest expense, other income and expense, provision for income taxes and, depreciation and amortization. We believe that EBITDA provides a useful metric to investors to compare us with other companies within our industry and across industries. We define Adjusted EBITDA as EBITDA adjusted for operational expenses that we do not consider reflective of our ongoing operations. We use Adjusted EBITDA as a supplemental measure to review and assess operating performance. We also believe use of Adjusted EBITDA facilitates investors’ use of operating performance comparisons from period to period. In addition, it should be noted that our performance-based executive officer bonus structure is tied closely to our performance as measured in part by certain non-GAAP financial measures.

The terms Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are not defined under United States generally accepted accounting principles, or United States GAAP, and are not measures of operating income, operating performance or liquidity presented in accordance with United States GAAP. Our Non-GAAP net income (loss), EBITDA and Adjusted EBITDA have limitations as analytical tools, and when assessing our operating performance, Non-GAAP net income (loss), EBITDA and Adjusted EBITDA should not be considered in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with United States GAAP. Some of these limitations include, but are not limited to:

•	EBITDA and Adjusted EBITDA do not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;

•	they do not reflect changes in, or cash requirements for, our working capital needs;

•	they do not reflect the cash requirements necessary for litigation costs;

•	they do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debt that we may incur;

•	they do not reflect income taxes or the cash requirements for any tax payments;

•

although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will be replaced sometime in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements;

•

while share-based compensation is a component of operating expense, the impact on our financial statements compared to other companies can vary significantly due to such factors as the assumed life of the options and the assumed volatility of our common stock; and

•	other companies may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures.

We compensate for these limitations by relying primarily on our GAAP results and using Non-GAAP net income (loss) and Adjusted EBITDA only as supplemental support for management’s analysis of business performance. Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are calculated as follows for the periods presented in thousands:

Reconciliation of Non-GAAP Financial Measures

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the Company is presenting the most directly comparable GAAP financial measures and reconciling the non-GAAP financial metrics to the comparable GAAP measures.

LIMELIGHT NETWORKS, INC.

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)

(In thousands)

(Unaudited)

	Three Months Ended				Nine Months Ended
	September 30, 2010	June 30, 2010	September 30, 2009	June 30, 2009	September 30, 2010	September 30, 2009
GAAP net (loss) income	$(5,954)	$(2,265)	$(5,220)	$(5,298)	$(14,004)	$44,617

Provision for litigation	—	—	—	—	—	(65,645)
Share-based compensation	4,554	4,160	4,369	4,281	13,058	13,137
Litigation defense expenses	9	1,726	273	367	2,127	4,585
Acquisition related expenses	345	409	—	—	1,358	—
Amortization of intangible assets	1,354	915	59	—	2,441	59

Non-GAAP net income (loss)	$308	$4,945	$(519)	$(650)	$4,980	$(3,247)

LIMELIGHT NETWORKS, INC.

Reconciliation of GAAP Net Income (Loss) to EBITDA to Adjusted EBITDA

(In thousands)

(Unaudited)

	Three Months Ended				Nine Months Ended
	September 30, 2010	June 30, 2010	September 30, 2009	June 30, 2009	September 30, 2010	September 30, 2009
GAAP net (loss) income	$(5,954)	$(2,265)	$(5,220)	$(5,298)	$(14,004)	$44,617

Depreciation and amortization	7,912	6,927	6,645	6,665	20,384	20,398
Interest expense	6	7	11	11	13	33
Interest and other income (expense)	(90)	(283)	(346)	(226)	(650)	(1,181)
Income tax (benefit) expense	287	(5,098)	61	171	(4,570)	552

EBITDA	2,161	(712)	1,151	1,323	1,173	64,419

Provision for litigation	—	—	—	—	—	(65,645)
Share-based compensation	4,554	4,160	4,369	4,281	13,058	13,137
Litigation defense expenses	9	1,726	273	367	2,127	4,585
Acquisition related expenses	345	409	—	—	1,358	—

Adjusted EBITDA	$7,069	$5,583	$5,793	$5,971	$17,716	$16,496

Conference Call

At approximately 8:30 a.m. EDT (5:30 p.m. PDT), management will host a quarterly conference call for investors. Investors can access this call toll-free at 1-866-578-5747 within the United States or 1-617-213-8054 outside of the U.S. using Participant Passcode 73516687. The conference call will also be audiocast live from http://www.llnw.com and a replay will be available for one week.

Safe-Harbor Statement

This press release contains forward-looking statements concerning, among other things, the outlook for the Company’s revenues, net loss and stock-based compensation expenses, customer growth, market growth, pricing pressures, expansion into additional market segments, product and services improvements, the integration of acquired businesses and litigation and acquisition related expenses. Forward-looking statements represent the current judgment and expectations of Limelight Networks and are not guarantees and are subject to a number of risks and uncertainties that could cause actual results to differ materially including, but not limited to, risks and uncertainties discussed in the Company’s Annual Report on Form 10K and other filings with the Securities and Exchange Commission and the final review of the results and amendments and preparation of quarterly financial statements, including consultation with our outside auditors. Accordingly, readers are cautioned not to place undue reliance on any forward-looking statements. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason.

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About Limelight Networks, Inc.

Limelight Networks, Inc. (NASDAQ: LLNW) provides solutions that enable business and technology decision makers to profit from the shift of content and advertising to the online world, the explosive growth of mobile and connected devices, and the migration of IT applications and services into the cloud. Over 1700 customers worldwide use Limelight’s massively scalable software services to engage audiences, enhance brand presence, analyze viewer preferences, optimize advertising, manage and monetize digital assets, and ultimately build stronger customer relationships. For more information, please visit http://www.limelightnetworks.com or follow us on Twitter at www.twitter.com/llnw.

Copyright (C) 2010 Limelight Networks, Inc. All rights reserved. EyeWonder is a trademark of Limelight Networks, Inc. All product or service names are the property of their respective owners.

CONTACT: Paul Alfieri of Limelight Networks, Inc., +1-646-875-8835, palfieri@llnw.com